UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2007

Commission File Number of issuing entity:    333-140610-14

RALI Series 2007-QA5 Trust
 ________________________________________________________
 (Exact name of issuing entity)

Commission File Number of depositor:    333-140610

Residential Accredit Loans, Inc.
________________________________________________________
 (Exact name of depositor as specified in its charter)

Residential Funding Company, LLC
________________________________________________________
 (Exact name of sponsor as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN     55437
 (Address of principal executive offices)                            (Zip code)

Registrant’s telephone number, including area code (952) 857-7000

_________________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On or about September 12, 2007, Residential Accredit Loans, Inc. (the “Registrant”), as depositor for the RALI Series 2007-QA5 Trust (the “Trust”), expects to issue Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QA5, including the following classes offered pursuant to a Registration Statement on Form S-3 (File No. 333-140610) filed by the Registrant with the Securities and Exchange Commission:  Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class M-1, Class M-2, Class M-3, Class R-I and Class R-II Certificates (the “Certificates”).

Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1           Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1           Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1           Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2           Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.,

as depositor for the Trust

By: /s/ Jeffrey Blaschko
Name: Jeffrey Blaschko
Title: Vice President

Dated:  September 11, 2007

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).